Accounting estimates and judgments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Accounting estimates and judgments
3.	Accounting estimates and judgments
Accounting estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.
Based on assumptions, PagSeguro Group makes estimates concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The main estimates and assumptions are addressed below:

3.1.	Estimated useful life of intangible assets
PagSeguro Group uses an estimated useful life to calculate and record the amortization applied to its intangible assets which may differ from the actual term over which the intangible assets are expected to generate benefits for PagSeguro Group.

The amortization of software usage rights is defined based on the effective period of the license contracted. The amortization of internally developed software is defined based on the period over which the software will generate future economic benefits for PagSeguro Group.

3.2.	Deferred income tax and social contribution
PagSeguro Group recognizes deferred income tax and social contribution based on future taxable profit estimates for the next five years. These projections are periodically reviewed and approved by management.

3.3.	Provision for contingencies
PagSeguro Group recognizes provisions for civil, tax and labor lawsuits. The assessment of probability of loss includes assessing the available evidence and jurisprudence, the hierarchy of laws and most recent court decisions. Provisions are reviewed and adjusted to consider changes in circumstances such as the applicable limitation period, findings of tax inspections and additional exposures identified based on new issues or court decisions.